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                                                                    EXHIBIT 10.6


                      MODIFICATION AND EXTENSION AGREEMENT


            THIS MODIFICATION AND EXTENSION AGREEMENT ("Agreement") is made as of the 2nd day of January, 2004 by and among LightFirst Inc. ("Borrower"), Martin P. Gilmore ("Guarantor"), and Richard R. Gritzke ("Lender").

                                    RECITALS

            A. Borrower owes the sum of SIX HUNDRED TWENTY THOUSAND DOLLARS pursuant to two promissory notes: the Promissory Note (the "First Note") dated July 15, 2002 in the amount of Four Hundred Twenty Thousand Dollars, and the Promissory Note (the "Second Note") dated November 2, 2002, in the amount of Two Hundred Thousand Dollars. The First Note and the Second Note are hereinafter referred to collectively as the "Notes".

            B. The maturity date of the First Note was extended and modified from the 90th day after July 15, 2002 to January 2, 2004 in accordance with that certain Modification and Extension Agreement dated May 30, 2003. The maturity date of the Second Note was extended and modified from the 90th day after November 2, 2002 to January 2, 2004 in accordance with that certain Modification and Extension Agreement dated May 30, 2003.

            C. Borrower and Guarantor desire to modify and extend the Note and Lender is willing to do so.

            D. The parties hereto are desirous of entering into this Agreement and modifying the Note in accordance with the terms and conditions set forth herein.


                                    AGREEMENT

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, included but not limited to, the Recitals above, the parties hereto agree as follows:

            1. Maturity Date Extension. Borrower and Lender agree that the maturity date of the Note, as previously defined in paragraph 1 of the Extension, is hereby extended and modified from January 2, 2004 to the earlier of the day after the date of successful completion of the Borrower's initial public offering of securities or January 1, 2005 ("Maturity Date").

            2. Interest. The Note shall continue to bear interest at a rate of 10%.

            3. Payments. Payment of the principle and interest is due in full on the Maturity Date.

            4. Status of Note and Collateral. This Agreement constitutes a modification of the Note and the Extension, as previously modified, only with respect to all matters set forth herein. All of the other terms, covenants, conditions and agreements contained in the Note and the Extension shall remain in full force and effect. This Agreement shall not release Borrower from any liability under the Note or the Extension.

            5. Binding Effect. This Agreement represents the complete understanding and entire agreement of the parties as to the subject matter contained herein, and may not be amended except by a writing executed by both parties. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of each of the parties hereto.


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            6. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            7. Severability. In the event any one or more of the provisions of this Agreement or the Note are held to be invalid, illegal or unenforceable in any respect by any court or other entity having the authority to do so, the validity of the remaining provisions hereof and thereof shall in no way be affected, prejudiced, or disturbed.

            8. Miscellaneous. The titles of the paragraphs hereof are for reference purposes only and do not constitute part of this Agreement. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                                BORROWER
                                                LightFirst Inc.,
                                                a Delaware corporation


                                                By: /s/ Martin P. Gilmore
                                                   -----------------------------
                                                      Martin P. Gilmore
                                                Its:  President



                                                GUARANTOR
                                                Martin P. Gilmore


                                                By: /s/ Martin P. Gilmore
                                                    ----------------------------
                                                    Martin P. Gilmore




                                                LENDER
                                                Richard R. Gritzke


                                                By: /s/ Richard R. Gritzke
                                                   -----------------------------
                                                   Richard R. Gritzke